UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 18, 2014

Covance Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12213	22-3265977
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

210 Carnegie Center, Princeton, New Jersey	08540
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code 609-452-8550

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(a)         On February 18, 2014, the Compensation and Organization Committee of Covance Inc. (the “Corporation”) established the financial criteria for determining the annual bonus awards under the Annual Bonus Plan for 2014.  In 2014, bonus awards for executive officers will be based, in the case of business unit officers, on the officer’s satisfaction of specified business unit pre-bonus operating income targets and business unit net order targets, and on the satisfaction of pre-defined individual objectives and in the case of non-business unit officers, on the satisfaction of specified Corporation post-bonus operating income and net order targets and on the basis of the individual’s satisfaction of pre-defined individual objectives.

(b)         On February 18, 2014, the Compensation and Organization Committee of the Board of Directors of Covance approved a new form of option agreement for executive officers to be used pursuant to the Corporation’s Employee Equity Participation Plan.  The form of agreement is substantially similar to the Corporation’s previous form except that it requires a double trigger (change-of-control plus termination or constructive termination) for accelerated equity vesting in the event of a change-of-control of the Corporation.   The description of the aforementioned form of agreement is qualified in its entirety by reference to the form of agreement filed as an exhibit to this Form 8-K and incorporated by reference herein.

(c)          On February 18, 2014, the Compensation and Organization Committee of the Board of Directors of Covance approved a new form of performance share agreement for executive officers to be used pursuant to the Corporation’s Employee Equity Participation Plan.  The form of performance share agreement is substantially similar to the Corporation’s previous form except that it requires a double trigger (change-of-control plus termination or constructive termination) for accelerated equity vesting in the event of a change-of-control of the Corporation and changes the performance metrics utilized in determining vesting of the shares.  The performance metrics to be utilized are compound annual revenue growth and average return on capital, in each case over a three-year period.  The targets for these metrics shall be set in advance by the Compensation and Organization Committee and results shall be certified by the Compensation and Organization Committee prior to vesting.  The description of the aforementioned form of agreement is qualified in its entirety by reference to the form of agreement filed as an exhibit to this Form 8-K and incorporated by reference herein.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS

On February 18, 2014, the Board of Directors adopted the Amended and Restated By-Laws of Covance Inc.  The Amended and Restated By-Laws are substantially identical to the current By-Laws except that Section 1.09 of the By-Laws has been amended to require a stockholder proposing business to be brought before the annual meeting of stockholders to disclose information relating to derivative instruments relating to the Corporation and other rights with respect to securities of the Corporation held by such stockholder.  In addition, a new Section 6.03 has been added providing that certain actions against the Corporation or its officers or directors, such as stockholder derivative actions, actions asserting breach of fiduciary duty or actions arising pursuant to the Corporation’s By-Laws, Certificate of Incorporation or Delaware General Corporation Law, shall be exclusively brought in the state courts of Delaware (or if no state court in Delaware has jurisdiction, the Federal district court for the District of Delaware).  The description of the aforementioned amendment is qualified in its entirety by reference to the Amended and Restated By-Laws filed as an exhibit to this Form 8-K and incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

3.1                               Amended and Restated By-Laws.  Filed herewith

10.1                        Form of Executive Officer Stock Option Agreement. Filed herewith

10.2                        Form of Executive Officer Performance Share Agreement. Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVANCE INC.

Date: February 24, 2014	/s/ James W. Lovett
	Name:	James W. Lovett
	Title:	Corporate Senior Vice President,
General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated By-Laws. Filed herewith

10.1	Form of Executive Officer Stock Option Agreement. Filed herewith

10.2	Form of Executive Officer Performance Share Agreement. Filed herewith